EXHIBIT 10.91

CLEAN ENERGY RENEWABLE FUELS, LLC

2013 UNIT OPTION PLAN

1.                                      Purposes of the Plan.  The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees and Consultants and to promote the success of the Company’s business.

2.                                      Definitions.  The following definitions shall apply as used herein and in the individual Option Agreements except as defined otherwise in an individual Option Agreement.  In the event a term is separately defined in an individual Option Agreement, such definition shall supersede the definition contained in this Section 2.

(a)                                 “Administrator” means (i) the Board of Managers, or (ii) any of the following as may be appointed by the Board of Managers to administer the Plan: (A) any Committee of the Board of Managers, or (B) any board of directors or similar body of any Related Entity (each, a “Related Entity Board”) or any Committee thereof that may be appointed thereby.

(b)                                 “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c)                                  “Applicable Laws” means the legal requirements relating to the Plan and Options under applicable provisions of federal securities laws, state limited liability company, corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Options granted to residents therein.

(d)                                 “Assumed” means that pursuant to a Company Transaction either (i) the Option is expressly affirmed by the Company or (ii) the contractual obligations represented by the Option are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Company Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Option and the exercise or purchase price thereof which at least preserves the compensation element of the Option existing at the time of the Company Transaction as determined in accordance with the instruments evidencing the agreement to assume the Option.

(e)                                  “Board of Managers” shall mean the Board of Managers as defined in the LLC Agreement.

(f)                                   “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term (or a word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s:  (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Company Transaction, such definition of “Cause” shall not apply until a Company Transaction actually occurs.

(g)                                  “Class B Units” means the Class B Units of the Company as defined in the LLC Agreement.  References to Class B Units shall be deemed to refer to Shares upon an Incorporation.

(h)                                 “Code” means the Internal Revenue Code of 1986, as amended.

(i)                                     “Committee” means any committee of the Board of Managers or a Related Entity Board.

(j)                                    “Common Stock” means the common stock of the Corporate Successor.

(k)                                 “Company” means Clean Energy Renewable Fuels, LLC, a Delaware limited liability company, or any successor entity that adopts the Plan in connection with a Company Transaction.  Upon Incorporation, all references in the Plan to the Company shall automatically be converted to the Corporate Successor.

(l)                                     “Company Transaction” means any of the following transactions, provided, however, that (i) a Company Transaction shall not include the Incorporation and (ii) the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i)                                                       a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is organized;

(ii)                                                    the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii)                                                 the complete liquidation or dissolution of the Company;

(iv)                                                any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the Units outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Company Transaction; or

(v)                                                   acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities, but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Company Transaction.

(m)                             “Consultant” means any person (other than an Employee) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity, and any person who serves as a member of the Board of Managers or as a director on the Board of Directors of the Company (upon an Incorporation) or any Related Entity.

(n)                                 “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee or Consultant is not interrupted or terminated.  In jurisdictions requiring notice in advance of an effective termination as an Employee or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee or Consultant can be effective under Applicable Laws.  A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity.  Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee or Consultant (except as otherwise provided in the Option Agreement).  An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(o)                                 “Corporate Successor” means the corporation which shall succeed to all or a substantial portion of the assets and liabilities of the Company upon the Incorporation, including any corporation that owns all the outstanding equity securities of the Company after the consummation of a Conversion (as such term is defined in the LLC Agreement).

(p)                                 “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy.  If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days.  A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(q)                                 “Employee” means any person, including an Officer, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance.  In addition, Members who provide services to the Company and members or other equityholders of a Related Entity who provide services to such Related Entity shall be considered Employees.

(r)                                    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)                                   “Fair Market Value” means, as of any date, the value of the Class B Units or Common Stock determined as follows:

(i)                                                       If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market, or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)                                                    If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)                                                 In the absence of an established market for the Class B Units or for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(t)                                    “Good Reason” means the occurrence after a Company Transaction of any of the following events or conditions unless consented to by the Grantee (and the Grantee shall be deemed to have consented to any such event or condition unless the Grantee provides written notice of the Grantee’s non-acquiescence within 30 days of the effective time of such event or condition):

(i)                                     a change in the Grantee’s responsibilities or duties which represents a material and substantial diminution in the Grantee’s responsibilities or duties as in effect immediately preceding the consummation of a Company Transaction;

(ii)                                 a reduction in the Grantee’s base salary to a level below that in effect at any time within six (6) months preceding the consummation of a Company Transaction or at any time thereafter; provided that an across-the-board reduction in the salary level of substantially all other individuals in positions similar to the Grantee’s by the same percentage amount shall not constitute such a salary reduction; or

(iii)                               requiring the Grantee to be based at any place outside a 50-mile radius from the Grantee’s job location or residence prior to the Company Transaction except for reasonably required travel on business which is not materially greater than such travel requirements prior to the Company Transaction.

(u)                                 “Grantee” means an Employee or Consultant who receives an Option under the Plan.

(v)                                 “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, sister-in-law, or registered domestic partner, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons (or the Grantee) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

(w)                               “Incorporation” means the incorporation of the Company which shall be effected through the conversion (whether through a merger, acquisition, exchange of equity resulting in the Company becoming a wholly-owned subsidiary of a corporation, or other transaction resulting in a corporation succeeding to all of or a substantial portion of the assets and liabilities of the Company) of all the outstanding Units into shares of one or more series of common stock or preferred stock of the Corporate Successor as determined by the Board of Managers.  The term Incorporation includes the Conversion (as such term is defined in the LLC Agreement).

(x)                                 “LLC Agreement” means the Amended and Restated Operating Agreement of Clean Energy Renewable Fuels, LLC dated September 17, 2013 together with any subsequent amendments or modifications thereto effected from time to time.

(y)                                 “Member” means a member of the Company as described in the LLC Agreement.

(z)                                  “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(aa)                          “Option” means an option to purchase Class B Units pursuant to an Option Agreement granted under the Plan.

(bb)                          “Option Agreement” means the written agreement evidencing the grant of an Option executed by the Company and the Grantee, including any amendments thereto.

(cc)                            “Parent” means any entity (other than the employer entity) in an unbroken chain of entities ending with the employer entity if, at the time of the granting of an Option, each of the entities other than the employer entity owns securities possessing 50% or more of the total combined voting power of all classes of securities in one of the other entities in such chain.

(dd)                          “Plan” means this 2013 Unit Option Plan.

(ee)                            “Post-Termination Exercise Period” means the period specified in the Option Agreement of not less than ninety (90) days commencing on the date of termination (other than termination by the Company or any Related Entity for Cause) of the Grantee’s Continuous Service, or such longer period as may be applicable upon death or Disability.

(ff)                              “Registration Date” means the first to occur of (i) the closing of the first sale to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), of (A) the Common Stock or (B) the same class of securities of a successor corporation (or its Parent) issued pursuant to a Company Transaction in exchange for or in substitution of the Units or Common Stock; and (ii) in the event of a Company Transaction, the date of the consummation of the Company Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Company Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act on or prior to the date of consummation of such Company Transaction.

(gg)                            “Related Entity” means any Parent or Subsidiary of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Parent or a Subsidiary of the Company holds a substantial ownership interest, directly or indirectly.

(hh)                          “Replaced” means that pursuant to a Company Transaction the Option is replaced with a comparable equity award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Option existing at the time of the Company Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Option.  The determination of Option comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(ii)                                  “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(jj)                                “Share” means a share of the Common Stock.

(kk)                          “Subsidiary” means any entity (other than the employer entity) in an unbroken chain of entities beginning with the employer entity if, at the time of the granting of an Option, each of the entities other than the last entity in the unbroken chain owns securities possessing 50% or more of the total combined voting power of all classes of securities in one of the other entities in such chain.

(ll)                                  “Unit” means the Units of the Company as defined in the LLC Agreement.  References to Units shall be deemed to refer to Shares upon an Incorporation, as adjusted in accordance with Section 3(c).

3.                                      Class B Units Subject to the Plan.

(a)                                 Subject to the provisions of Section 10 below, the maximum aggregate number of Class B Units which may be issued pursuant to all Options is 150,000 Class B Units.  Notwithstanding anything to the contrary set forth herein, at no time shall the total number of securities issuable upon exercise of all outstanding Options and the total number of securities provided for under any stock bonus or similar plan or agreement of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of any Applicable Law.

(b)                                 If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Class B Units that were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated).  Class B Units that actually have been issued under the Plan pursuant to an Option shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Class B Units are forfeited or repurchased, such Class B Units shall become available for future grant under the Plan.  To the extent not prohibited by Applicable Law, any Class B Units covered by an Option which are surrendered (i) in payment of the Option exercise price or (ii) in satisfaction of tax withholding obligations incident to the exercise of an Option shall be deemed not to have been issued for purposes of determining the maximum number of Class B Units which may be issued pursuant to all Options under the Plan, unless otherwise determined by the Administrator.

(c)                                  In the event of an Incorporation, the Class B Units shall be converted into shares of Common Stock.  The number of shares of Common Stock issuable under the Plan and under each outstanding Option immediately after the Incorporation shall be determined by multiplying the number of Class B Units issuable under the Plan and under each outstanding Option respectively immediately prior to the Incorporation by the ratio in effect for the conversion or exchange of Class B Units into shares of Common Stock in the Incorporation and rounded down to the nearest whole Share, and the exercise or purchase price payable per Class B Unit under each outstanding Option immediately prior to the Incorporation shall be divided by such conversion or exchange ratio and rounded up to the nearest full cent to determine the exercise price payable per share of Common Stock under the adjusted Option immediately after the Incorporation.

4.                                      Administration of the Plan.

(a)                                 Plan Administrator.  The Plan shall be administered by the Administrator.  Any Committee appointed to serve as the Administrator of the Plan shall be constituted in such a manner as to satisfy the Applicable Laws.  The Board of Managers hereby appoints the Compensation Committee of the Board of Directors of Clean Energy Fuels Corp, a Delaware corporation and a Parent of the Company (the “CLNE Board”), as the Administrator of the Plan, which shall serve as the Administrator until this Board of Managers appoints a new Administrator.

(b)                                 Multiple Administrative Bodies.  The Plan may be administered by different bodies with respect to Officers, Consultants, and Employees other than Officers.

(c)                                  Powers of the Administrator.  Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board of Managers, the Administrator shall have the authority, in its discretion:

(i)                                                       to select the Employees and Consultants to whom Options may be granted from time to time hereunder;

(ii)                                                    to determine whether and to what extent Options are granted hereunder;

(iii)                                                 to determine the number of Class B Units or the amount of other consideration to be covered by each Option granted hereunder;

(iv)                                                to approve forms of Option Agreements for use under the Plan;

(v)                                                   to determine the terms and conditions of any Option granted hereunder;

(vi)                                                to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Option shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

(vii)                                             to amend the terms of any outstanding Option granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Option shall not be made without the Grantee’s written consent;

(viii)                                          to construe and interpret the terms of the Plan and Options, including without limitation, any notice of award or Option Agreement, granted pursuant to the Plan; and

(ix)                                                to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator.  Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(d)                                 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board of Managers or as Officers, Consultants or Employees of the Company or a Related Entity, members of the Board of Managers and any Officers, Consultants or Employees of the Company or a Related Entity to whom authority to act for the Board of Managers, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5.                                      Eligibility.  Options may be granted to Employees and Consultants.  An Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.  Options may be granted to such Employees or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6.                                      Terms and Conditions of Options.

(a)                                 Conditions of Option.  Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Option including, but not limited to, the Option vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment upon settlement of the Option, payment contingencies, and satisfaction of any performance criteria.  The performance criteria established by the Administrator may be based on any measure of performance selected by the Administrator.  Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Option Agreement.

(b)                                 Acquisitions and Other Transactions.  The Administrator may issue Options under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(c)                                  Term of Option.  The term of each Option shall be the term stated in the Option Agreement, provided, however, that the term of any Option shall be no more than ten (10) years following the grant date thereof.

(d)                                 Transferability of Options.

(i)                                     Options shall be transferable (i) by will and by the laws of descent and distribution, and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator by gift or pursuant to a domestic relations order to persons who are members of the Grantee’s Immediate Family.  In addition, the Grantee may designate a beneficiary of the Grantee’s Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(ii)                                 Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act, an Option, or prior to exercise, the Class B Units subject to the Option, may not be pledged, hypothecated or otherwise transferred or disposed of, in any manner, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than to (i) persons who are members of the Grantee’s Immediate Family through gifts or domestic relations orders, or (ii) an executor of the Grantee upon the death of the Grantee.  Notwithstanding the foregoing sentence, the Administrator, in its sole discretion, may determine to permit transfers to the Company or in connection with a Company Transaction or other acquisition transactions involving the Company to the extent permitted by Rule 12h-1(f) and all other Applicable Law.

(e)                                  Time of Granting Options.  The date of grant of an Option shall for all purposes be the date on which the Administrator makes the determination to grant such Option, or such other later date as is determined by the Administrator.

7.                                      Option Exercise Price, Consideration and Taxes.

(a)                                 Exercise Price.  The exercise price, if any, for an Option shall be as follows:

(i)                                                       The per Class B Unit exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Class B Unit on the date of grant.

(ii)                                                    Notwithstanding the foregoing provision of this Section 7(a), in the case of an Option issued pursuant to Section 6(b) above, the exercise or purchase price for the Option shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Option.

(b)                                 Consideration.  Subject to Applicable Laws, the consideration to be paid for the Class B Units to be issued upon exercise or purchase of an Option including the method of payment, shall be determined by the Administrator.  In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Class B Units issued under the Plan the following:

(i)                                                       cash;

(ii)                                                    check;

(iii)                                                 surrender of Class B Units held for the requisite period, if any, necessary to avoid a charge to the Company’s earnings for financial reporting purposes or delivery of a properly executed form of attestation of ownership of Class B Units as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Class B Units as to which said Option shall be exercised, provided, however, that Class B Units acquired under the Plan or any other equity compensation plan or agreement of the Company must have been held by the Grantee for a period of more than six (6) months (and not used for another Option exercise by attestation during such period);

(iv)                                                with respect to Options, if the exercise occurs on or after the Registration Date, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

(v)                                                   any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Option Agreement described in Section 4(c)(iv), or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c)                                  Taxes.  No Class B Units shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Class B Units.  Upon exercise of an Option the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Class B Units covered by the Option sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise of an Option (reduced to the lowest whole number of Class B Units if such number of Class B Units withheld would result in withholding a fractional Class B Unit with any remaining tax withholding settled in cash).

8.                                      Exercise of Options.

(a)                                 Procedure for Exercise; Rights as a Member.

(i)                                     Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Option Agreement.

(ii)                                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Class B Units with respect to which the Option is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv).

(iii)                               Notwithstanding anything in the Option Agreement to the contrary, if the exercise of an Option is prevented by the provisions of Section 9 below, the Option shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Option is exercisable, but in any event no later than the expiration of the term of such Option as set forth in the Option Agreement and only in a manner and to the extent permitted under Code Section 409A.

(b)                                 Exercise of Option Following Termination of Continuous Service.  In the event of termination of a Grantee’s Continuous Service for any reason other than Disability or death (but not in the event of a Grantee’s change of status from Employee to Consultant or from Consultant to Employee), such Grantee may, but only during the Post-Termination Exercise Period (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the portion of the Grantee’s Option that was vested at the date of such termination or such other portion of the Grantee’s Option as may be determined by the Administrator.  The Grantee’s Option Agreement may provide that upon the termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Option shall terminate concurrently with the termination of Grantee’s Continuous Service.

(c)                                  Exercise of Option Upon Disability of Grantee.  In the event of termination of a Grantee’s Continuous Service as a result of his or her Disability, such Grantee may, but only within twelve (12) months following the date of such termination (or such longer period as specified in the Option Agreement but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the portion of Grantee’s Option that was vested at the date of such termination.  To the extent Grantee’s Option was unvested at the date of termination, or if Grantee does not exercise the vested portion of Grantee’s Option within the time specified herein, the Option shall terminate.

(d)                                 Death of Grantee.  In the event of a termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the death of Grantee during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the Grantee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the portion of Grantee’s Option that was vested as of the date of termination, within twelve (12) months following the date of death (or such longer period as specified in the Option Agreement but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).  To the extent that, at the time of death, Grantee’s Option was unvested, or if Grantee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the vested portion of Grantee’s Option within the time specified herein, the Option shall terminate.

9.                                      Conditions Upon Issuance of Class B Units.

(a)                                 Class B Units shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Class B Units pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.  The Company shall have no obligation to effect any registration or qualification of the Class B Units under federal or state laws.

(b)                                 As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Class B Units are being purchased only for investment and without any present intention to sell or distribute such Class B Units if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

(c)                                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to execute and deliver a signature page to, and agree to comply with, the provisions of the LLC Agreement and to make such representations and warranties contained in the LLC Agreement that are required of Members of the Company.

10.                               Changes in Class B Units.  Subject to any required action by the Members of the Company, the number of Class B Units covered by each outstanding Option, and the number of Class B Units which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Option, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Class B Units resulting from a Class B Unit split, reverse Class B Unit split, Class B Unit distribution, combination or reclassification of the Class B Units or similar event affecting the Class B Units, (ii) any other increase or decrease in the number of issued Class B Units effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Class B Units including a merger, consolidation, acquisition of property or Class B Units, separation (including a spin-off or other distribution of Class B Units or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.  Except as the Administrator determines, no issuance by the Company of units of any class, or securities convertible into units of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Class B Units subject to an Option.

11.                               Company Transactions.

(a)                                 Termination of Option to Extent Not Assumed in Company Transaction.  Effective upon the consummation of a Company Transaction, all outstanding Options under the Plan shall terminate.  However, all such Options shall not terminate to the extent they are Assumed in connection with the Company Transaction.

(b)                                 Acceleration of Option Upon Company Transaction. Except as provided otherwise in an individual Option Agreement, in the event of a Company Transaction:

(i)                                     for the portion of each Option that is Assumed or Replaced, then such Option (if Assumed), the replacement Option (if Replaced), or the cash incentive program (if Replaced) automatically shall become fully vested, exercisable and payable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) as to one hundred percent (100%) of the then unvested Class B Units (or other consideration) represented by or subject to such Assumed or Replaced portion of the Option, immediately upon termination of the Grantee’s Continuous Service if such Continuous Service is terminated by the successor company or the Company without Cause or voluntarily by the Grantee with Good Reason on or within twelve (12) months after the Company Transaction; and

(ii)                                  for the portion of each Option that is neither Assumed nor Replaced, such portion of the Option shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Class B Units (or other consideration) at the time represented by such portion of the Option, immediately prior to the specified effective date of such Company Transaction, provided that the Grantee’s Continuous Service has not terminated prior to such date.

12.                               Effective Date and Term of Plan.  The Plan shall become effective upon the earlier of its adoption by the Board of Managers and its approval by the Members.  It shall continue in effect for a term of ten (10) years unless sooner terminated.  Subject to Section 16 below and Applicable Law, Options may be granted under the Plan upon its becoming effective.

13.                               Amendment, Suspension or Termination of the Plan.

(a)                                 The Board of Managers may at any time amend, suspend or terminate the Plan.  To the extent necessary to comply with Applicable Laws, the Company shall obtain Member approval of any Plan amendment in such a manner and to such a degree as required by Applicable Law.

(b)                                 No Option may be granted during any suspension of the Plan or after termination of the Plan.

(c)                                  No suspension or termination of the Plan (including termination of the Plan under this Section 13) shall adversely affect any rights under Options already granted to a Grantee.

(d)                                 Upon the Incorporation, all references to the number of Class B Units issued or issuable under the Plan shall be adjusted to reflect the conversion or exchange ratio in effect for the conversion or exchange of Class B Units into shares of Common Stock or a class of preferred stock in consummation of the Incorporation and rounded up to the nearest whole share, and the exercise price or purchase price per Class B Unit under any outstanding Option immediately prior to the Incorporation shall be divided by such conversion or exchange ratio and rounded down to the nearest full cent to determine the exercise price or purchase price per share of Common Stock or preferred stock subject to the Option immediately after the Incorporation.  Upon the Incorporation, all references in the Plan to Units or Class B Units shall automatically be converted into references to the shares of Common Stock or preferred stock into which the Units are converted and all references to the Company shall automatically be converted into references to the Corporate Successor.

14.                               No Effect on Terms of Employment/Consulting Relationship.  The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice.  The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

15.                               No Effect on Retirement and Other Benefit Plans.  Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Options shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation.  The Plan is not a “Pension Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

16.                               Member Approval.  Continuance of the Plan shall be subject to approval by the Members within twelve (12) months before or after the date the Plan is adopted.  Such Member approval shall be obtained in the degree and manner required by Applicable Laws.  Any Option exercised before such Member approval is obtained shall be rescinded if Member approval is not obtained within the time prescribed, and Units issued upon the exercise of any such Option shall not be counted in determining whether Member approval is obtained.

17.                               Information to Grantees.

(a)                                 Beginning on the earlier of (i) the date that the aggregate number of Grantees under this Plan is five hundred (500) or more and the Company is relying on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act and (ii) the date that the Company is required to deliver information to Grantees pursuant to Rule 701 under the Securities Act, and until such time as the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, is no longer relying on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act or is no longer required to deliver information to Grantees pursuant to Rule 701 under the Securities Act, the Company shall provide to each Grantee the information described in paragraphs (e)(2), (3), (4), and (5) of Rule 701 under the Securities Act not less frequently than every six (6) months with the financial statements being not more than 180 days old and with such information provided either by physical or electronic delivery to Grantees or by written notice to Grantees of the availability of the information on an Internet site that may be password-protected and of any password needed to access the information.

(b)                                 The Company may request that Grantees agree to keep the information to be provided pursuant to this Section 17 confidential.  If a Grantee does not agree to keep the information to be provided pursuant to this Section 17 confidential, then the Company will not be required to provide the information unless otherwise required pursuant to Rule 12h-1(f)(1) under the Exchange Act, Rule 701 of the Securities Act or other Applicable Law.

18.                               Unfunded Obligation.  Grantees shall have the status of general unsecured creditors of the Company.  Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended.  Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations.  The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder.  Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

19.                               Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

20.                               Nonexclusivity of the Plan.  Neither the adoption of the Plan by the Board of Managers nor any provision of the Plan will be construed as creating any limitations on the power of the Board of Managers to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of Options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

CLEAN ENERGY RENEWABLE FUELS, LLC

2013 UNIT OPTION PLAN

NOTICE OF OPTION AWARD

Grantee’s Name and Address:

You (the “Grantee”) have been granted an option to purchase Class B Units of the Company, subject to the terms and conditions of this Notice of Option Award (the “Notice”), the Clean Energy Renewable Fuels, LLC 2013 Unit Option Plan, as amended from time to time (the “Plan”), and the Option Agreement (the “Option Agreement”) attached hereto as follows.  Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

Award Number:

Date of Award:

Vesting Commencement Date:

Exercise Price per Unit:	$

Total Number of Class B Units
Subject to the Option (the “Units”):

Total Exercise Price:	$

Type of Option:	Non-Qualified Option

Expiration Date:

Post-Termination Exercise Period:

Vesting Schedule:

Subject to the Grantee’s Continuous Service and other limitations set forth in this Notice, the Plan and the Option Agreement, the Option shall vest in accordance with the following schedule (the “Vesting Schedule”):

Thirty-four percent (34%) of the Class B Units subject to the Option shall vest on the first anniversary of the Vesting Commencement Date, thirty-three percent (33%) of the Class B Units subject to the Option shall vest on the second anniversary of the Vesting Commencement Date and thirty-three percent (33%) of the Class B Units subject to the Option shall vest on the third anniversary of the Vesting Commencement Date.

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During any authorized leave of absence, the vesting of the Option as provided in this schedule shall be suspended after the leave of absence exceeds a period of ninety (90) days.  Vesting of the Option shall resume upon the Grantee’s termination of the leave of absence and return to service to the Company or a Related Entity.  The Vesting Schedule of the Option shall be extended by the length of the suspension.

In the event of termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Option shall terminate concurrently with the termination of the Grantee’s Continuous Service, except as otherwise determined by the Administrator.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan and the Option Agreement.

Clean Energy Renewable Fuels, LLC,
a Delaware limited liability company

By:

Title:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE UNITS SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING UNITS HEREUNDER).  THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT NOR IN THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE RIGHT OF THE COMPANY OR RELATED ENTITY TO WHICH THE GRANTEE PROVIDES SERVICES TO TERMINATE THE GRANTEE’S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE.  THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, THE GRANTEE’S STATUS IS AT WILL.

THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT THE UNITS ARE SUBJECT TO THE TERMS OF THE LLC AGREEMENT WHICH INCLUDE, AMONG OTHER PROVISIONS, RESTRICTIONS ON THE TRANSFERABILITY OF THE UNITS.  BY EXECUTING THIS NOTICE, THE GRANTEE AGREES THAT IF THE OPTION IS EXERCISABLE AND IS EXERCISED PRIOR TO THE INCORPORATION, THE GRANTEE WILL BECOME A PARTY TO THE LLC AGREEMENT AND BE BOUND BY THE TERMS AND CONDITIONS OF THE LLC AGREEMENT, AS AMENDED FROM TIME TO TIME.  THE GRANTEE FURTHER AGREES TO EXECUTE ALL DOCUMENTS NECESSARY TO BECOME A PARTY TO THE LLC AGREEMENT AND AGREES THAT THE ISSUANCE OF UNITS UPON THE EXERCISE OF THE OPTION IS CONDITIONED UPON THE EXECUTION OF SUCH DOCUMENTS.

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The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof.  The Grantee has reviewed this Notice, the Plan and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Option Agreement.  The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice, the Plan and the Option Agreement shall be resolved by the Administrator in accordance with Section 18 of the Option Agreement.  The Grantee further agrees to the venue selection in accordance with Section 19 of the Option Agreement.  The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated:	Signed:
Grantee

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CLEAN ENERGY RENEWABLE FUELS, LLC

2013 UNIT OPTION PLAN

OPTION AGREEMENT

1.                                      Grant of Option.  Clean Energy Renewable Fuels, LLC, a Delaware limited liability company (the “Company”), hereby grants to the Grantee (the “Grantee”) named in the Notice of Option Award (the “Notice”), an option (the “Option”) to purchase the total number of Class B Units subject to the Option (the “Units”) set forth in the Notice, at the exercise price per Unit set forth in the Notice (the “Exercise Price”) subject to the terms and provisions of the Notice, this Option Agreement (the “Option Agreement”) and the Company’s 2013 Unit Option Plan, as amended from time to time (the “Plan”) which are incorporated herein by reference.  Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

2.                                      Exercise of Option.

(a)                                 Right to Exercise.  The Option shall vest during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement.  The Option shall be subject to the provisions of the Notice and Section 11 of the Plan relating to the exercisability or termination of the Option in the event of a Company Transaction.  The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator.  In no event shall the Company issue fractional Units.

(b)                                 Method of Exercise.  The Option shall be exercisable by delivery of an exercise notice in a form determined by the Administrator from time to time or by such other procedure as specified from time to time by the Administrator which shall state the election to exercise the Option, the whole number of Units in respect of which the Option is being exercised, and such other provisions as may be required by the Administrator.  The exercise notice shall be delivered in person, by certified mail, or by such other method (including electronic transmission) as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price and all applicable income and employment taxes required to be withheld.  The Option shall be deemed to be exercised upon receipt by the Company of such notice accompanied by the Exercise Price and all applicable taxes, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 4(c) below to the extent such procedure is available to the Grantee at the time of exercise and such an exercise would not violate any Applicable Law.

(c)                                  Taxes.  No Units will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income tax and employment tax withholding obligations, including, without limitation, such other tax obligations of the Grantee incident to the receipt of Units.  Upon exercise of the Option, the Company or the Grantee’s

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employer may offset or withhold (from any amount owed by the Company or the Grantee’s employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy such tax withholding obligations.  Furthermore, in the event of any determination that the Company has failed to withhold a sum sufficient to pay all withholding taxes due in connection with the Option, the Grantee agrees to pay the Company the amount of such deficiency in cash within five (5) days after receiving a written demand from the Company to do so, whether or not the Grantee is an employee of the Company at that time.

3.                                Grantee’s Representations.  Concurrently with the grant of this Option (and/or in connection with the exercise of this Option), Grantee shall deliver to the Company any such investment representation statements that the Company reasonably requests in order to comply with Applicable Law, in such form as the Administrator shall determine from time to time.  Without limiting the generality of the foregoing, the Grantee understands that neither the Option nor the Units exercisable pursuant to the Option have been registered under the Securities Act of 1933, as amended, or any United States securities laws.  In the event the Units purchasable pursuant to the exercise of the Option have not been registered under the Securities Act of 1933, as amended, at the time the Option is exercised, the Grantee shall, if requested by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company his or her investment representation statement in a form determined by the Administrator from time to time.

4.                                Method of Payment.  Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law:

(a)                                 By cash, check or wire transfer;

(b)                                 If the exercise occurs on or after the Registration Date, surrender of Units held for the requisite period, if any, necessary to avoid a charge to the Company’s earnings for financial reporting purposes, or delivery of a properly executed form of attestation of ownership of Units as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Units as to which the Option is being exercised;

(c)                                  If the exercise occurs on or after the Registration Date, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee shall (i) provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares, and (ii) provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

5.                                Restrictions on Exercise.  The Option may not be exercised if the issuance of the Units subject to the Option upon such exercise would constitute a violation of any Applicable Laws.  In addition, the Option may not be exercised until such time as the Plan has been approved by the Members.  If the exercise of the Option within the applicable time periods set forth in Sections 6, 7 and 8 of this Option Agreement is prevented by the provisions of this Sections 5, the Option shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Option is exercisable, but in any event no later than the expiration date set forth in the Notice (the “Expiration Date”).

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6.                                Termination or Change of Continuous Service.  Subject to Section 5, in the event the Grantee’s Continuous Service terminates, other than for Cause, the Grantee may, but only during the Post-Termination Exercise Period (if any), exercise the portion of the Option that was vested at the date of such termination (the “Termination Date”) to the extent such portion is not forfeited in accordance with the terms of the Notice.  The Post-Termination Exercise Period shall commence on the Termination Date.  In the event of termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Option shall, except as otherwise determined by the Administrator, terminate concurrently with the termination of the Grantee’s Continuous Service (also the “Termination Date”).  In no event, however, shall the Option be exercised later than the Expiration Date set forth in the Notice.  In the event of the Grantee’s change in status from Employee to Consultant or from Consultant to Employee, the Option shall remain in effect and the Option shall continue to vest in accordance with the Vesting Schedule set forth in the Notice.  Except as set forth in Section 7 and Section 8, to the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the Post-Termination Exercise Period, the Option shall terminate.

7.                                Disability of Grantee.  Subject to Section 5, in the event the Grantee’s Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within twelve (12) months from the Termination Date but in no event later than the Expiration Date, exercise the portion of the Option that was vested on the Termination Date to the extent such portion is not forfeited in accordance with the terms of the Notice.  To the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the time specified herein, the Option shall terminate.

8.                                Death of Grantee.  Subject to Section 5, in the event of the termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the Grantee’s death during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the person who acquired the right to exercise the Option pursuant to Section 9 may, within twelve (12) months following the date of the Grantee’s death but in no event later than the Expiration Date, exercise the portion of the Option that was vested on the Termination Date to the extent such portion is not forfeited in accordance with the terms of the Notice.  To the extent that the Option was unvested on the date of death, or if the vested portion of the Option is not exercised within the time specified herein, the Option shall terminate.

9.                                Transferability of Option.  The Option may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that the Option may be transferred during the lifetime of the Grantee in the manner authorized by the Administrator by gift or pursuant to a domestic relations order to persons who are members of Grantee’s Immediate Family.  Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.  Following the death of the Grantee, the Option, to the extent

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provided in Section 8, may be exercised (a) by the person or persons designated under the deceased Grantee’s beneficiary designation, or (b) in the absence of an effectively designated beneficiary, by the Grantee’s legal representative or by any person empowered to do so under the deceased Grantee’s will or under the then applicable laws of descent and distribution.  The terms of the Option shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.

10.                         Term of Option.  The Option must be exercised no later than the Expiration Date or such earlier date as otherwise provided herein.  After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.

11.                         Company’s Repurchase Right.

(a)                                 Grant of Repurchase Right.  The Company is hereby granted the right (the “ Repurchase Right”), exercisable at any time (i) during the nine (9) month period following the Termination Date, or (ii) during the nine (9) month period following an exercise of the Option that occurs after the Termination Date to repurchase all or any portion of the Units (the “Unit Repurchase Period”).

(b)                                 Exercise of the Repurchase Right.  The Repurchase Right shall be exercisable by written notice delivered to each Holder of the Units prior to the expiration of the Unit Repurchase Period.  The notice shall indicate the number of Units to be repurchased and the date on which the repurchase is to be effected, such date to be not later than the last day of the Unit Repurchase Period.  On the date on which the repurchase is to be effected, the Company and/or its assigns shall pay to the Holder in cash or cash equivalents (including the cancellation of any purchase-money indebtedness) an amount equal to the Fair Market Value on the date on which the repurchase is to be effected of the Units which are to be repurchased from the Holder.  Upon such payment or deposit into escrow for the benefit of the Holder, the Company and/or its assigns shall become the legal and beneficial owner of the Units being repurchased and all rights and interest thereon or related thereto, and the Company shall have the right to transfer to its own name or its assigns the number of Units being repurchased, without further action by the Holder.

(c)                                  Assignment.  Whenever the Company shall have the right to purchase Units under this Repurchase Right, the Company may designate and assign one or more Employees, Officers, directors or Members of the Company or other persons or organizations, to exercise all or a part of the Company’s Repurchase Right.

(d)                                 Termination of the Repurchase Right.  The Repurchase Right shall terminate with respect to any Units for which it is not timely exercised.  In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to all Units upon the Registration Date.

(e)                                  Additional Units or Substituted Securities.  In the event of the Incorporation or any transaction described in Sections 10 or 11 of the Plan, any new, substituted or additional securities or other property which is by reason of any such transaction distributed with respect to the Units shall be immediately subject to the Repurchase Right, but only to the extent the Units are at the time covered by such right.

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12.                         Stop-Transfer Notices.  In order to ensure compliance with the restrictions on transfer set forth in this Option Agreement, the Notice and the Plan, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

13.                         Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Units that have been sold or otherwise transferred in violation of any of the provisions of this Option Agreement, or (ii) to treat as owner of such Units or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Units shall have been so transferred.

14.                         Tax Consequences.

(a)                                 The Grantee may incur tax liability as a result of the Grantee’s purchase or disposition of the Units.  THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE UNITS.

(b)                                 Notwithstanding the Company’s good faith determination of the Fair Market Value of the Units for purposes of determining the Exercise Price Per Unit of the Option as set forth in the Notice, the taxing authorities may assert that the Fair Market Value of the Units on the Date of Award was greater than the Exercise Price Per Unit.  Under Section 409A of the Code, if the Exercise Price Per Unit of the Option is less than the Fair Market Value of the Common Stock on the Date of Award, the Option may be treated as a form of deferred compensation and the Grantee may be subject to an acceleration of income recognition, an additional 20% tax, plus interest and possible penalties. In addition, the Company makes no representation that the Option will comply with Section 409A of the Code and makes no undertaking to prevent Section 409A of the Code from applying to the Option or to mitigate its effects on any deferrals or payments made in respect of the Option.  The Grantee is encouraged to consult a tax adviser regarding the potential impact of Section 409A of the Code.

15.                         Lock-Up Agreement.

(a)                                 Agreement.  The Grantee, if requested by the Company and the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180 day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, or such shorter or longer period of time as the Lead Underwriter shall specify.  The Grantee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject to the lock-up period until the end of such period.  The Company and the Grantee acknowledge that each Lead Underwriter of a public offering of the Company’s stock, during the period of such offering and for the lock-up period thereafter, is an intended beneficiary of this Section 15.

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(b)                                 No Amendment Without Consent of Underwriter.  During the period from identification of a Lead Underwriter in connection with any public offering of the Company’s Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 15(a) in connection with such offering, or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of this Section 15 may not be amended or waived except with the consent of the Lead Underwriter.

16.                         Entire Agreement: Governing Law.  The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee.  Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.  The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties.  Should any provision of the Notice, the Plan or this Option Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

17.                         Construction.  The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

18.                         Administration and Interpretation.  Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Option Agreement shall be submitted by the Grantee or by the Company to the Administrator.  The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

19.                         Venue.  The Company, the Grantee, and the Grantee’s assignees pursuant to Section 9 (the “Parties”) agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the United States District Court for the District of Delaware (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Delaware state court in the County of New Castle) and that the Parties shall submit to the jurisdiction of such court.  The Parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court.  If any one or more provisions of this Section 19 shall for any reason be held invalid or unenforceable, it is the specific intent of the Parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

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20.                         Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the Parties are within the United States), with postage and fees prepaid, addressed to the other Party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other Party.

21.                         Units Subject To LLC Agreement.  The Units subject to the Option Agreement are also subject to the terms of the LLC Agreement which include, among other provisions, restrictions on the transferability of the Units.

END OF AGREEMENT

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